CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the American Eagle Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the American Eagle Funds, Inc. for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of American Eagle Funds, Inc. for the stated period.


/s/ Marcus E. Jundt                        /s/ Gerald M. Fitterer
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Marcus E. Jundt                            Gerald M. Fitterer
President, American Eagle Funds, Inc.      Treasurer, American Eagle Funds, Inc.

Dated: 3/8/2006
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by American Eagle Funds, Inc. for purposes of the Securities Exchange Act of 1934.